Exhibit 10.33

EXECUTION VERSION

CONFIDENTIAL

TENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Tenth Amendment to Amended and Restated Interactive Marketing Agreement (this “Tenth Amendment”) is entered into as of March 24, 2006 (the “Tenth Amendment Effective Date”) by and between AMERICA ONLINE, INC., (“AOL”) a Delaware corporation, with its principal place of business at 22000 AOL Way, Dulls, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”) and that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), and that Addendum One to the Secured Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Tenth Amendment, the “Agreement”). Capitalized terms not defined in this Tenth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Parties hereby amend the Existing Agreement as follows:

1. [****]. Section 4 of the Existing Agreement is hereby deleted and replaced in its entirety with the text below.

“4. [****]

4.1 [****]

(a) [****]

(b) [****]

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[****]

4.2 [****]

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4.3 [****]

4.4 [****]

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[****]

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[****]

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[****]

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[****]

2. The second paragraph of Section 3 of the First Amendment is hereby amended and restated as follows:

“Solely for purposes of this First Amendment, Sections 1, 2.1, 2.1.1, 2.1.2, 2.3, 3.1, 3.5, 5.1, 5.2, 5.3, 6.1, 6.2, 6.9, 11, Exhibits B, G, H and Section 1 (Google Ads Protocol) and Section 2 (Protocol Implementation Process) of Schedule 2.1 of the Existing Agreement shall not apply.”

3. The first sentence of the second paragraph of Section 3 of the Seventh Amendment is hereby amended and restated as follows:

“Solely for purposes of this Seventh Amendment, Sections 1, 2.1 (specifically including all subsections thereof, i.e., 2.1.1, 2.1.2 and 2.1.3), 2.3, 2.8(d), 3.1.1, 3.1.2, 3.5, 5.1, 5.2, 5.3, 6.9, 8, 11, Exhibit B, Section A of Exhibit C, Exhibit G, and Exhibit H, and Schedule 2.1 (except for the Preamble) of the Amended and Restated Agreement shall not apply.”

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4. Payments.

4.1 Extension Due to Substitutions Period Removed. All references to the Extension Due to Substitutions Periods are deleted from the Existing Agreement. The following clauses are therefore deleted in their entireties: (a) The last two sentences of Section 5.1(ii), beginning with “If any of the first two Quarters. . .” and ending with “. . . which is [****]”; (b) Section 5.1 (iii); and (c) Section 5.2(a)(ii).

4.2 Payment for Last Quarter. The introductory paragraph of Section 5.1(ii) is restated as follows: “Google shall pay to AOL each Annual Advance Payment as follows.” The following is added as a new paragraph, to the end of Section 5.1(ii) of the Existing Agreement: “For the Last Quarter only, there shall be no Advance Payment and Google shall pay to AOL within thirty (30) days following the expiration of the Term the actual Revenue Share Percentage generated in the Last Quarter.”

4.3 [****]

4.4 Change in Definition of Revenue Share Percentage. The definition of Revenue Share Percentage in Section 5.2(a) is hereby amended and restated as follows: “With respect to Transaction Revenues generated on and after the Tenth Amendment Effective Date, “Revenue Share Percentage” means [****], subject to adjustment in accordance with Sections 5.2(c), 5.2(e), and 6.5 below.”

4.5 Increase in Revenue Share Percentage. The following sentence is hereby added to the end of Section 5.2(c): [****]

4.6 The following is added as a new Section 5.2(d), immediately following Section 5.2(c) of the Existing Agreement.

[****]

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[****]

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[****]

4.7. [****].

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[****]

5. Section 5.6(i) of the Existing Agreement is hereby amended and restated in its entirety as follows:

[****]

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[****]

(b) The Parties agree that, if there is any future dispute, claim or controversy arising out of, or relating to, Sections 5.2(d) and 5.6(i)(a) above, any such dispute, claim or controversy shall be determined exclusively and finally through arbitration administered by AAA pursuant to its expedited, commercial arbitration rules in effect at the time of such dispute, claim, or controversy. In any such arbitration, AOL shall only seek and receive disclosure of specific information or data underlying the calculations under the following conditions: (1) pursuant to an order from the arbitrator finding that good cause exists to order such disclosure; (2) the information or data shall be anonymous and provided without any identification of the partner from whom information was derived; and (3) the information or data shall be provided only on an “Outside Counsel Eyes Only” basis governed by a mutually agreed-upon protective order. The arbitrator shall be mutually agreed to by Google and AOL. In the event the Parties cannot agree on an arbitrator, the arbitrator shall be selected pursuant to AAA’s expedited commercial arbitration rules in effect at the time of such dispute, claim, or controversy. Judgment on any arbitration award may be entered in any court having jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration except as may be required by law or by any governmental authority, or for financial reporting purposes in each Party’s financial statements.

(c) [****]

(d) [****]

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6. Term. Section 6.1 of the Existing Agreement is hereby amended and restated in its entirety as follows:

“6.1 Term. This Agreement will commence on the Effective Date and shall expire on 11:59 p.m. (EST) on December 19, 2010 unless terminated earlier as provided for in this Agreement (the “Term).”

7. Section 6.2 of the Existing Agreement is hereby amended and restated in its entirety as follows:

“6.2 [Intentionally Omitted.]”

8. Section 6.3(a) of the Existing Agreement is hereby amended and restated in its entirety as follows:

“6.3 (a). Either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after [****] written notice thereof to the other Party; provided that, if the breaching Party is diligently working to effect a cure and requires more than [****], then the cure period shall be extended for as long as reasonably necessary to effect the cure, but in no event more than [****]; provided further, that the cure period with respect to any payment shall be [****] from the date on which such payment is due as provided for herein (“Payment Cure Period”).

9. Section 6.5 of the Existing Agreement is hereby amended and restated in its entirety as follows:

[****]

(a) Change of Control of TW, Google, AOL, HoldCo or NewCo.

(i) Right to Terminate. [****]

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[****]

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[****]

(b)        Assignment. For the purpose of clarification, in any transaction that constitutes a Change of Control, the provisions of Section 6.5(a), and not the provisions of Section 22 of Exhibit E to this Agreement shall apply.

(c)        [****] by TW, AOL, HoldCo or NewCo.

[****]

Notice. Each Party promptly shall notify the other Party upon the earlier of entering into a binding term sheet, the public announcement of an intention to enter into a definitive agreement, or entering into a definitive agreement for a [****].

10. Cross-Termination. Section 6.6 of the Existing Agreement is hereby amended and restated in its entirety as follows:

“6.6 Termination of Additional Agreements. In the event that a Party terminates this Agreement pursuant to Section 6.3(a), such Party shall also have the right to terminate all and only all of the following additional agreements between the Parties; (i) Web Search Services Agreement dated May 1, 2002, as amended by Amendment Number Nine dated as of even date as the Tenth Amendment Effective Date; (ii) Display Advertising Agreement

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dated as of even date as the Tenth Amendment Effective Date; (iii) Distribution and Marketing Agreement dated as of even date as the Tenth Amendment Effective Date; and (iv) Marketplace Agreement dated as of even date as the Tenth Amendment Effective Date, provided that such Party gives notice of its intent to terminate these additional agreements within thirty (30) days after such Party delivered notice of material breach pursuant to Section 6.3(a).”

11. Press Releases. Section 6.7 of the Existing Agreement is hereby amended and restated in its entirety as follows: “[Intentionally omitted.]

12. The phrase “expiration of the Management Committee Period pursuant to Section 4.5(f)” is hereby deleted from the last sentence of Section 6.8 of the Existing Agreement.

13. Definitions Added and Restated. The following definitions are hereby added or amended and restated in their entireties, as applicable, to Exhibit A of the Existing Agreement as follows:

AFS Service. As defined in Section 5.2(d) (i).

[****]

[****]

[****]

[****]

[****]

Click Fraud. Those Clicks generated through any automated, deceptive, fraudulent or other invalid means (including, but not limited to, click spam, robots, macro programs, and Internet agents), provided, however, that this shall not include any clicks for which Google actually retains payment without subsequently refunding such payment.

Confidential Information. As defined in Section 9(a) of Exhibit E.

[****]

[****]

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[****]

[****]

[****]

[****]

First Quarter. (A) With respect to any Year after Year 1, the period commencing on October 1 of such Year and continuing through and including December 31 of such Year. (B) With respect to Year 1, the First Quarter is the period from October 1, 2003 through and including December 31, 2003.

[****]

Google Site. As defined in Section 5.2(d)(i).

Last Quarter. October 1, 2010 through December 19, 2010.

[****]

[****]

[****]

[****]

[****]

[****]

Notification(s). As defined in Section 5.6(i)(a).

Period 1. As defined in Section 5.2(d)(i).

Period 2. As defined in Section 5.2(d)(i).

Press Release. As defined in Exhibit E, Section 9(d).

Promotional Materials. As defined in Exhibit E, Section 9(e).

Queries. End users search requests for results that are generated using the AOL Search Service or AOL Directory Service (including those generated when a search request consists of a end user clicking to the Next Page to get more results) to be delivered to Google.

Query Spam. Those queries which have been reasonably determined by Google to be

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generated through any automated, deceptive, fraudulent or other invalid means (including, but not limited to, click spam, robots, macro programs, and Internet agents).

[****]

RPM. RPM equals gross revenue divided by queries net of Query Spam multiplied by one thousand (1000).

[****]

[****]

Second Quarter. (A) With respect to any Year other than Year 1, the period commencing on January 1 of such Year and continuing through and including March 31 of such Year. (B) With respect to Year 1, the Second Quarter is the period from January 1, 2004 through and including March 31, 2004.

Standard Deviation. The square root of the average of the squares of deviations about the mean of a set of data.

[****]

[****]

[****]

Year. Any of Year 1, Year 2, Year 3, Year 4, Year 5, Year 6, and Year 7.

Year 1. The period beginning on October 1, 2003 and continuing through September 30, 2004.

Year 2. The period commencing on the date following the conclusion of Year 1 continuing through September 30, 2005.

Year 3. The period commencing on the date following the conclusion of Year 2, continuing through September 30, 2006.

Year 4. The period commencing on the date following the conclusion of Year 3, continuing through September 30, 2007.

Year 5. The period commencing on the date following the conclusion of Year 4, continuing through September 30, 2008.

Year 7. The period commencing on the date following the conclusion of Year 6, continuing through September 30, 2010.

14. Definitions Deleted. The following definitions are hereby deleted from the Existing Agreement: “Change of Control,” “Confidential Information” and “Redirect Page”.

In addition, the following new supplementary paragraph is added at the end of Exhibit A:

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“Deleted Definitions: All definitions in this Agreement or any amendment thereto that are no longer used in any term or provision of this Agreement or any amendment thereto (e.g., because the provision in which such a deleted definition was used has been deleted) are hereby deemed to be deleted. All such deleted definitions are deemed to be of no further force or effect and shall not be used (including, but not limited to, as parol evidence) in order to interpret any term or provision of this Agreement.”

15. Section 1.1 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“1.1 Executive Dispute Resolution. In the event of any dispute or disagreement (each a “Dispute”) between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under this Agreement or any document executed pursuant to this Agreement which cannot be resolved by the Parties, then the Dispute shall be submitted to the Executive Contacts (as defined below) for resolution. For ten (10) Business Days after the Dispute was submitted to the Executive Contacts, the Executive Contacts shall meet in person or by phone and attempt in good faith to resolve such Dispute; provided further, that the Executive Contacts shall have the final and exclusive right to resolve Disputes arising from any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. “Executive Contacts” shall mean [****] and [****] (together, the “Management Committee”), and generally overseeing the relationship between the Parties contemplated by this Agreement.”

16. Arbitration Removed. All references to arbitration are hereby deleted from the Existing Agreement. The following clauses are therefore deleted in their entireties: each of Sections 1.2, 1.3, 1.4, 1.5, 1.6, and 1.7, of Exhibit E.

Notwithstanding the foregoing, the following Sections shall remain as is, without deletion:

(a) Section 6.8 of the Existing Agreement;

(b) Section 6.9, provided, however, that subsection (a) shall be amended and restated as follows:

“6.9 (a) Initiation of Expedited Arbitration Process. If AOL terminates this Agreement as the result of a Material Breach Subject to Expedited Arbitration, Google shall have the right to initiate a special expedited arbitration (the “Expedited Arbitration Process”) to resolve the issues set forth in subpart (b) below. The Expedited Arbitration Process (i) shall be conducted in accordance with the expedited procedures under the Commercial Arbitration Rules of AAA in effect at the time of the arbitration, and (ii) shall only address whether a refund of any Advance Payment is due pursuant to 6.9(b) below. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration except as may be required by law or by any governmental authority, or for financial reporting purposes in each Party’s financial statements.”

(c) Section 2(g) of the Second Amendment, provided, however, that subsections 2(g)(i) and 2(g)(ii) shall be amended and restated as follows:

[****]

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[****]

17. Section 1.8 of Exhibit E to the Existing Agreement is hereby deleted in its entirety.

18. Section 2 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“2. [Intentionally Omitted.]

19. Section 9 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“9. Confidentiality.

(a)        Definition. “Confidential Information” means any information disclosed in the course of this Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, technical processes and formulas, source code, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. “Confidential Information” will not include information that (i) was in the recipient’s possession before receipt from the disclosing Party; (ii) is or becomes a matter of public knowledge through no fault of the recipient; (iii) is rightfully received by the recipient from a third party without a duty of confidentiality; (iv) is independently developed by the recipient; (v) is disclosed pursuant to a legal requirement to disclose (including pursuant to federal or state securities laws), except that the recipient will disclose only such information as is legally required and will use reasonable efforts to obtain confidential treatment for any Confidential Information that is so disclosed; (vi) is disclosed by the recipient with the disclosing Party’s prior written approval; or (vii) is required to be disclosed in order to enforce the recipients rights under this Agreement in a court or arbitration proceeding (but in each case only to the extent of such requirement and only after consultation with the disclosing Party, and the recipient will use reasonable efforts to obtain, or assist the disclosing Party in obtaining, an order protecting the information from public disclosure).

(b)        Obligation. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it (i) will not disclose Confidential Information of the disclosing Party to any third party, (ii) will not use Confidential Information of the disclosing Party except as expressly permitted under this Agreement, and (iii) will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement and in perpetuity thereafter (with regard to personally identifiable information and non-published protocols) and for a period of three (3) years following expiration or termination of this Agreement (with regard to all other Confidential Information), to keep confidential and prevent the duplication or disclosure of Confidential Information of the disclosing Party, other than by or to its employees or agents that must have access to such Confidential Information and who will each agree to comply with terms and conditions no less restrictive than those set forth in this Section 9;

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provided that nothing herein shall be deemed to require either Party to retain copies of personally identifiable information.

(c)        Government Requirements. Notwithstanding the foregoing provisions of this Section 9, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order, or in connection with the enforcement of this Agreement. In such event, the disclosing Party will provide at least five (5) Business Days prior written notice of such proposed disclosure to the recipient. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations, and (ii) submit a request to the SEC or such governing body that such portions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

(d)        Press Releases. Each Party shall submit to the other Party, for its prior written approval, any press release or similar written public statement regarding the transactions contemplated hereunder (“Press Release”); provided that, subsequent to the initial Press Release, if any, factual references by either Party to the existence of a business relationship between the Parties shall not require approval of the other Party.

(e)        Promotional Materials. Each Party will submit to the other Party, for its prior written approval, any marketing, advertising, or other written promotional materials, excluding Press Releases (which are instead governed by Section (c) above), referencing the other Party and/or its trade names, trademarks, and service marks (the “Promotional Materials”); provided, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party’s subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials will not require the approval of the other Party. Once expressly pre-approved, the Promotional Materials may be used by a Party and its affiliates and re-used for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.”

20. Section 10.1 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“10.1 Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, [****], OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, “DISCLAIMED DAMAGES”); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTIONS 5.5, 5.6(i), 7.6, OF THE AGREEMENT and 10.3 OF THIS EXHIBIT. EXCEPT AS PROVIDED IN SECTIONS 5.5, 5.6(i), 7.6 OF THE AGREEMENT, and 10.3 OF THIS EXHIBIT, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT

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WlLL NOT EXCEED THE TOTAL AGGREGATE AMOUNT OF [****] (THE “CAP”); PROVlDED THAT EACH PARTY WlLL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT. IF THERE IS A BREACH OF THE PROVISIONS [****], THEN THE BREACHING PARTY MAY BE [****].

21. Section 10.4 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“10.4 Claims. If a Party entitled to indemnification hereunder (the “Indemnified Party”) becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration, or other proceeding against the Indemnified Party by any third party (each an “Action”), the Indemnified Party will give the other Party (the “Indemnifying Party”) prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party (except for the value of time of the Indemnified Party’s employees), with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action that requires the lndemnified Party to admit liability or to pay any money will require the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld or delayed.”

22. Section 15 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“15. Notices. All notices shall be in English, in writing, and shall be deemed given (i) upon receipt when delivered personally, (ii) upon written verification of receipt from overnight courier, (iii) upon verification of receipt of registered or certified mail, or (iv) upon verification of receipt via facsimile, provided that such notice is also sent simultaneously via U.S. mail. In the case of AOL, such notice will be provided to both the President for AOL Media Networks (fax: 212-206-4515) and the Deputy General Counsel (fax: 703-265-1105), each at 22000 AOL Way, Dulles, VA 20166 or as otherwise provided in writing for such notice purposes. In the case of Google, such notice will be provided to both the [****] and the Legal Department (fax:                     ), each at the address for Google’s Headquarters as provided at [****] or as otherwise provided in writing for such notice purposes.”

23. Section 18 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“18. Survival. Sections 5.6(i), 6.6, 6.8 (Effect of Termination), and 7 (Relationship between Google and Advertisers) of the body of the Agreement and Exhibit A, Sections 8-30 of this Exhibit E, any payment obligations accrued prior to or upon termination or expiration, the obligations of Google with respect to the use and retention of data in the Preamble to Schedule 2.1, the supplementary paragraph at the end of Exhibit A entitled “Deleted Definitions” and any other terms and provisions of this Agreement needed to interpret or make the foregoing operative (except as set forth in such supplementary paragraph), will survive the completion, expiration, termination or cancellation of this Agreement.”

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24. Section 22 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“22. Assignment. Neither Party will assign this Agreement or any right, interest or benefit under this Agreement (including, without limitation, by way of merger or consolidation) without the prior written consent of the other Party (not to be unreasonably withheld). Subject to the foregoing provisions of this Section 22 and, as applicable, Section 6.5 above, this Agreement will be fully binding upon, inure to the benefit of, and be enforceable by the Parties hereto and their respective successors and assigns. A Change of Control as defined in Section 6.5 will be governed by Section 6.5 and not by this Section 22.”

25. Section 25 of Exhibit E to the Existing Agreement is hereby amended and restated in its entirety as follows:

“25. Applicable Law. This Agreement and the rights of the Parties hereto shall be interpreted in accordance with the laws of the State of New York, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws. Each of the Parties hereto irrevocably agrees that any legal action or proceeding arising out of this Agreement or any transaction contemplated hereby shall be brought only in the State or United States Federal courts located in the State of New York. Each Party hereto irrevocably consents to the service of process outside the territorial jurisdiction of such courts in any such action or proceeding by the mailing of such documents by registered United States mail, postage prepaid, to the respective address set forth in Section 15.”

26. A new Section 29 is hereby added to Exhibit E to the Existing Agreement as follows:

“29. Injunctive Relief. Notwithstanding anything to the contrary in this Agreement, the Parties agree that any material breach or threatened material breach of the provisions of this Agreement related to [****], intellectual property rights or confidentiality obligations, may cause irreparable harm to the other Party for which money damages would be difficult to determine and an inadequate remedy, and therefore an aggrieved Party may timely seek injunctive relief without the need to prove actual damages to protect its rights under this Agreement, in addition to any and all other remedies available at law or in equity.”

27. A new Section 30 is hereby added to Exhibit E to the Existing Agreement as follows:

“30. No Third Party Beneficiaries. The Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party (including but not limited to any subsidiary or affiliate of either Party hereto).”

28. Schedule 4.1 of the Existing Agreement is hereby deleted in its entirety.

29. Order of Precedence. This Tenth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Tenth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Tenth Amendment and the Existing Agreement expressly conflict. However, nothing in this Tenth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Tenth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Tenth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

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30. This Tenth Amendment constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof, including but not limited to (i) Exhibit G, the Sponsored Links Term Sheet and (ii) the terms of the Letter Agreement, Exhibit K (“Termination Rights Upon a Change of Control; Assignment”) and [****] as they relate to the Sponsored Links Term Sheet.

31. Counterparts; Facsimile. This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Tenth Amendment may be executed by facsimile.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Tenth Amendment to the Amended and Restated Interactive Marketing Agreement as of the Tenth Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ Steven Swad	By:	/s/ Omid Kordestani
Name:		Name:	Omid Kordestani
Title:		Title:	Senior Vice President,
Global Sales & Business Development

Date:		Date:

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SCHEDULE 5.2(d)(iv)

[****]

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[****]

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SCHEDULE 5.2(e)

[****]

[****]

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